SECOND AMENDMENT TO
                               FINANCING AGREEMENT

                 THIS  SECOND AMENDMENT TO FINANCING AGREEMENT
("Amendment") is entered into as of the 8th day of September, 2000, by and among UPGRADE INTERNATIONAL CORPORATION, a Florida corporation to be reincorporated as a Washington corporation ("Upgrade"), UPGRADE ACQUISITION INC., a Delaware corporation ("Sub"; Upgrade and Sub being sometimes referred to herein collectively as the "New Parties"), PATHWAYS GROUP, INC., a Delaware corporation ("Company"), CAREY F. DALY, II ("Daly"), JOLSON MERCHANT PARTNERS GROUP LLC, a Delaware limited liability company ("Jolson"), HARVEST OPPORTUNITY PARTNERS LP, a Delaware limited partnership ("Harvest"; Jolson and Harvest being sometimes referred to herein collectively as the "Original Lender"; Company, Daly, Jolson and Harvest being sometimes referred to herein collectively as the "Original Parties"), THE JOSEPH A. JOLSON 1991 TRUST (the "Jolson Trust"), C. LAWRENCE MEADOR ("Meador"), JAMES E. THAYER ("Thayer"; Jolson, the Jolson Trust, Meador and Thayer being sometimes referred to herein collectively as the "Exchange Note Holders"), JOLSON, in its capacity as Exchange Holder Agent, and JOLSON, in its capacity as Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                    RECITALS

          A. The Original Parties entered into that Financing Agreement dated as of June 30, 2000, as amended by Amendment No. 1 to Financing Agreement, dated July 13, 2000 (the "Agreement") for the issuance to Original Lender of senior secured promissory notes of the Company, on the terms and conditions set forth in the Agreement. The Company and Daly represent and warrant to deliver to Jolson and its counsel duly executed counterparts of the Transaction Documents as a condition to executing this Amendment.

          B. The New Parties, and the Original Parties have now agreed to amend the Agreement, as hereinafter set forth, to provide for the sale by the Company of one or more additional senior secured promissory notes of the Company to Upgrade and/or Sub, with the New Parties to have the same rights, including the right to participate pari passu in the security for the Company's secured promissory notes, as the rights granted the Original Lender in the Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual representations and covenants contained herein, the parties hereto agree as follows:

          1. DEFINITIONS. Section 1.1 of the Agreement, "CERTAIN DEFINED TERMS", is hereby amended to add the following definitions:

               "ADDITIONAL LINE OF CREDIT", shall mean the additional line of credit up to an aggregate principal amount of $5,000,000, to be provided by the New Parties to the Company.


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               "ADDITIONAL LINE OF CREDIT NOTE" shall have the meaning set forth in  Section  3.5  of  this  Agreement.

               "ADDITIONAL LINE OF CREDIT WARRANT" shall mean that Upgrade Warrant to be issued contemporaneously with the execution of this Amendment for up to 3,329,808 shares of Common Stock.

               "CONVERSION AGREEMENT" shall mean that Conversion Agreement to be entered into contemporaneously with the execution of the Amendment in substantially the form of Exhibit A hereto.

               "EXCHANGE HOLDER AGENT" shall mean Jolson Merchant Partner Group, LLC.

               "EXCHANGE NOTE HOLDERS" shall mean Jolson, Meador, Thayer and the Jolson Trust, and their successors and assigns.

               "INITIAL UPGRADE WARRANT" shall mean that Upgrade Warrant to be issued contemporaneously with the execution of this Amendment for 1,670,192 shares of Common Stock.

               "UPGRADE WARRANTS" shall mean those Warrants, in substantially the form of Exhibit B hereto, issued to Upgrade in connection with monies borrowed by the Company from the New Parties pursuant to the Additional Line of Credit Note described in Section 3.4

          2.     ADDITIONAL  DEFINITIONS/INTERPRETATIONS.

          2.1 The definition of "NOTE" or "NOTES" shall be amended to add the following:

          "Note" or "Notes" include additional Series A Senior Secured Note or Notes of the Company, in substantially the form of Exhibit C attached hereto, and shall include the Additional Line of Credit Note and any notes issued in substitution or exchange therefor.

          2.2 The definition of "WARRANT" shall be amended to add the following: "Warrant includes the Upgrade Warrants."

          2.3 Upon the Effective Date of this Amendment, the New Parties shall be included in the term "Lender" as used in the Agreement.

          2.4     Sections  2.5,  2.6,  3.1, 3.2, 3.3, 4.3, 5.2, 5.3, and 8.4 of
the Agreement are amended by replacing each occurrence of the term "the Lender" with the term "Jolson".

          2.5 All capitalized terms used herein and not otherwise defined herein shall have the same respective meanings set forth in the Agreement.


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
          3.     ADDITIONAL  LINE  OF CREDIT.  Section 3 of the Agreement, "LINE
OF  CREDIT",  is  hereby  amended  by  adding  the  following  new  sections:

          3.4 ADDITIONAL LINE OF CREDIT. New Parties hereby agree to provide to the Company an Additional Line of Credit in the maximum aggregate principal amount of $5,000,000. Company acknowledges that as of the date of this Amendment, Upgrade has already advanced $1,120,000 of such Additional Line of Credit. The remainder of the Additional Line of Credit shall be available, in one or more advances, as provided by that certain Agreement and Plan of Reorganization (the "Merger Agreement") dated as of September 8, 2000, among the New Parties and the Company, to the Company at any time prior to the earlier of (x) the Effective Time (as defined in the Merger Agreement), or (y) delivery of a notice of termination under the Merger Agreement or the termination thereof on its own terms. The New Parties shall not be under any obligation to make any advances under the Additional Line of Credit, now or in the future, until satisfaction of the following conditions:

               (a) the Company shall have delivered to Upgrade the Additional Line of Credit Note in accordance with Section 3.5 hereof;

               (b) the Company shall have delivered to Upgrade the Initial Upgrade Warrant and the Additional Line of Credit Warrant pursuant to and subject to the terms and conditions of Sections
               5.4 and 5.5;

               (c) the Company shall have delivered to Upgrade and Sub an executed Conversion Agreement;

               (d) the Company shall have delivered to Upgrade a First Amendment to Security Agreement, in substantially the form of Exhibit D hereto, executed by the Original Parties;

               (e) no Event of Default shall have occurred and be continuing and all of the Transaction Documents shall have been delivered to Jolson and its counsel, and all fees of Jolson's counsel shall have been paid by the Company;

               (f) with regard to each advance (other than the initial $1,120,000) and subject to the limitation on advances described in the Merger Agreement, the Company shall have delivered to Upgrade (together with a copy thereof to Jolson and its counsel) a notice of borrowing, specifying the amount requested to be borrowed, at least one Business Day prior to the requested borrowing date; and

               (g) all consents and the execution of all other documents necessary to perfect the pari passu security interests of the Original Lender, the Exchange Note Holders, Upgrade and Sub under the Security Agreement, as amended, shall have been obtained.


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
               If the Company shall have satisfied the aforementioned conditions precedent, notwithstanding Section 3.7 below, the New Parties shall be obligated to make advances under the Additional Line of Credit in accordance with the notices of borrowing received from the Company.

          3.5 ADDITIONAL LINE OF CREDIT NOTE. The Additional Line of Credit shall be evidenced by a Note or Notes in the maximum aggregate principal amount of $5,000,000 (the "Additional Line of Credit Note"), in substantially the form of Exhibit C hereto. The Company shall deliver the Additional Line of Credit Note to Upgrade (together with a copy thereof to Jolson and its counsel) prior to any additional borrowing under the Additional Line of Credit. Any payments and prepayment made on account of the principal of the Additional Line of Credit Note shall be recorded by Upgrade or Sub, as the case may be, on its books and endorsed by Upgrade or Sub, as the case may be, on the schedule attached to the Additional Line of Credit Note or any continuation thereof; but no failure by Upgrade or Sub, as the case may be, to make, or any delay in making, such recording or endorsement shall affect the obligations of the Company under this Agreement of the Additional Line of Credit Note.

          3.6 INTEREST RESERVE FOR ADDITIONAL LINE OF CREDIT. The Company hereby agrees that Upgrade shall be authorized to reserve out of the available Additional Line of Credit an amount not to exceed $500,000, as an interest reserve, which amount shall be applied by Upgrade to the payment of accrued but unpaid interest on the outstanding Additional Line of Credit Note on the Maturity Date to the extent that the Company shall not have otherwise paid the accrued interest on the Maturity Date.

          3.7 TRANSFER FROM UPGRADE TO SUB. Notwithstanding that Upgrade is the named payee of the Additional Line of Credit Note, at Upgrade and Sub's joint option, (i) Upgrade may transfer the Additional Line of Credit Note to Sub and Sub shall thereafter make any advances required under the Additional Line of Credit, or (ii) Sub shall make some or all of the remaining advances under the Additional Line of Credit, in which case the Company shall issue to Upgrade and Sub substitute
          Additional Line of Credit Notes reflecting Upgrade and Sub's respective advances in such principal amounts as Upgrade and Sub shall jointly instruct Company (together with a copy thereof to Jolson and its counsel), upon the surrender of any Additional Line of Credit Notes then outstanding. In the event Sub shall succeed to the original Additional Line of Credit Note, or otherwise make advances under the Additional Line of Credit, Sub shall be entitled to repayment of such Additional Line of Credit Note and such other rights and remedies as provided to the Parties under the Agreement, other than the right to the Upgrade Warrants which shall remain with Upgrade.

          4. TERMS OF EXCHANGE NOTES. Section 4.2 is amended by deleting it in its entirety and replacing it with the following text:

          4.2 TERMS OF EXCHANGE NOTES. Each Exchange Note shall have the same terms and conditions as the Initial Note and the Line of Credit Note and shall be pari passu with such Notes and the Additional Line of Credit Note.

          5. ADDITIONAL LINE OF CREDIT WARRANTS. Section 5, "ISSUANCE OF WARRANTS", is hereby amended by adding the following new sections:

          5.4 INITIAL UPGRADE WARRANT Contemporaneously with the execution of this Amendment, and in consideration of the $1,120,000 previously advanced on the Additional Line of Credit, the Company shall issue to Upgrade the Initial Upgrade Warrant to purchase up to an aggregate of 1,670,192 shares of Common Stock.

          5.5 ADDITIONAL LINE OF CREDIT WARRANT. Contemporaneously with the execution of this Amendment, the Company shall issue to Upgrade the Additional Line of Credit Warrant to purchase up to an aggregate of 3,329,808 shares of Common Stock. Such Additional Line of Credit Warrant shall become exercisable in tranches, in the same proportion as the Company's borrowings under the portion of the Additional Line of Credit not drawn upon as of the date of this Amendment (whether borrowed from Upgrade or Sub) bear to the aggregate remaining available principal amount under the Additional Line of Credit; PROVIDED, HOWEVER, that for purposes of this Section 5.5 the amount of the Additional Line of Credit reserved for payment of interest pursuant to Section 3.5 hereof shall be deemed to be outstanding.

          6. THE AGENT FOR THE EXCHANGE NOTE HOLDERS. The Agreement is amended by adding the following new Section 11:

          "Section  11.     Agent  for  the  Exchange  Note  Holders.
                            -----------------------------------------

          11.1  Appointment,  Powers and  Immunities.  Each Exchange Note Holder
                ------------------------------------
          hereby irrevocably designates and appoints Jolson, which designation and appointment is coupled with an interest, as the agent (the "Exchange Holder Agent") of such Exchange Note Holder under this Agreement and the other Transaction Documents, and each Exchange Note Holder irrevocably authorizes Jolson Merchant Partners Group, LLC, as the Exchange Holder Agent of such Exchange Note Holder, to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Exchange Holder Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto, and to consult and engage counsel to assist it in its duties, which shall be at the expense of the Company. Neither Exchange Holder Agent, nor its affiliates and their officers, directors, employees and agents shall: (a) have any duties or responsibilities to be a trustee for any Exchange Note Holder; (b) be responsible to the Exchange Note Holders, for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by either of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of this Agreement, any Note, any other Transaction Document or any other document referred to or provided for herein or for any failure by the Company to perform any of its obligations hereunder or thereunder; (c) be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. Exchange Holder Agent may employ agents, counsel and attorneys-in-fact (all at the expense of the Company) and shall not be responsible for the negligence or misconduct of any such agents, counsel or attorneys-in-fact it selects with reasonable care. Subject to the foregoing, the Exchange Holder Agent shall, on behalf of the Exchange Note Holders, exercise any and all rights, powers and remedies of the Exchange Note Holders under this Agreement or any of the other Transaction Documents, including the giving of any consent or waiver or the entering into of any amendment.

          11.2 Reliance by Exchange Holder Agent. Exchange Holder Agent shall be
               ---------------------------------
          entitled to rely upon any certification, notice or other communication (including any communication by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Exchange Holder Agent (all at the expense of the Company). As to any matters not expressly provided for by this Agreement, Exchange Holder Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Exchange Note Holders (including Exchange Holder Agent in its capacity as an Exchange Note Holder) holding in the aggregate 50% of the sum of the amounts outstanding under the Exchange Notes, and such instructions and any action taken or failure to act pursuant thereto shall be binding on the Exchange Note Holders.

          11.3. Rights as a Lender. Jolson shall have the same rights and powers
                ------------------
          hereunder as any other Lender and may exercise the same as though it were not acting as the Exchange Holder Agent.

          11.4  Indemnification.  The Exchange  Note Holders  agree to indemnify
                ----------------
          Exchange Holder Agent ratably in accordance with the percentages held by the Exchange Note Holders of the Exchange Notes for any and all liabilities, obligations, losses, damages, penalties, action, claims, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Exchange Holder Agent in its capacity as Exchange Holder Agent in any way relating to or arising out of this

          Agreement, any other Transaction Document or any other document contemplated by or referred to herein or the transactions contemplated by or referred to herein or therein or the enforcement of any of the terms of this Agreement, any other Transaction Document or of any such other documents, provided that no Exchange Note Holder shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          11.5  Resignation of Exchange Holder Agent.  The Exchange Holder Agent
                ------------------------------------
          and any successor Exchange Holder Agent, as the case may be, may resign as Exchange Holder Agent hereunder and be discharged from all other duties and obligations hereunder at any time upon giving written notice to the Exchange Note Holders and the Company."

          7. COLLATERAL AGENT. The Agreement is amended by adding the following new Section 12:

          "Section  12.     Collateral  Agent.
                            ------------------

          12.1  Appointment  and  Authorization.  Each Lender and Exchange  Note
                -------------------------------
          Holder irrevocably appoints and authorizes the Jolson Merchant Partners Group LLC (the "Collateral Agent") to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the Intellectual Property Security Agreement as are delegated to it by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto, and to consult with and engage counsel to assist it in its duties (all at the expense of the Company). Each Lender and Exchange Note Holder hereby irrevocably grants the Collateral Agent or its designated agent, if any, an irrevocable power of attorney, with full power of substitution, coupled with an interest, at any time and from time to time, to take in the name of such Lender or Exchange Note Holder all actions with respect to any Collateral (as such term is defined in the Security Agreement and Intellectual Property Security Agreement) which the Collateral Agent may deem necessary or advisable to realize upon the security interests in any Collateral. Each Lender and Exchange Note Holder authorizes the Collateral Agent to execute and deliver any documents and instruments contemplated by the Security Agreement and Intellectual Property Security Agreement. Collateral Agent may employ agents, counsel and attorneys-in-fact (all at the expense of the Company) and shall not be responsible for the negligence or misconduct of any such agents, counsel or attorneys-in-fact it selects with reasonable care.

          12.2  Reliance by  Collateral  Agent.  The  Collateral  Agent shall be
                ------------------------------
          entitled to rely upon any certification, notice or other communication (including any communication by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent (all at the expense of the Company). As to any matters not expressly provided for by this Agreement,


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
          the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Lenders and the Exchange Note Holders (including Collateral Agent in its capacity as Lender and Exchange Note Holder) holding in the aggregate 50% of the sum of the amounts outstanding under the Initial Note, Line of Credit Note, Additional Line of Credit Note and Exchange Notes, and such instructions and any action taken or failure to act pursuant thereto shall be binding on the Lenders and Exchange Note Holders.

          12.3 Rights as a Lender.  Jolson shall have the same rights and powers
               ------------------
          hereunder as any other Lender and may exercise the same as though it were not acting as the Collateral Agent.

          12.4  Indemnification.  The Lenders and Exchange Note Holders agree to
                ---------------
          indemnify the Collateral Agent ratably in accordance with the percentages held by the Lenders and Exchange Note Holders of the Notes for any and all liabilities, obligations, losses, damages, penalties, action, claims, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as Collateral Agent in any way relating to or arising out of this Agreement, any other Transaction Document or any other document contemplated by or referred to herein or the transactions contemplated by or referred to herein or therein or the enforcement of any of the terms of this Agreement, any other Transaction Document or of any such other documents, provided that no Lender or Exchange Note Holder shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          12.5  Limitations on Collateral  Agent's Rights.  Notwithstanding  the
                -----------------------------------------
          foregoing, Jolson's rights as Collateral Agent shall not extend to (a) the rights of the New Parties under the Merger Agreement or the Conversion Agreement, (b) the rights of any Lenders pursuant to any Warrants, or (c) the legal remedies of the New Parties under the Additional Line of Credit Note other than those remedies that pertain to the Collateral (as such term is defined in the Security Agreement).

          12.6  Resignation of Collateral  Agent.  The Collateral  Agent and any
                --------------------------------
          successor Collateral Agent, as the case may be, may resign as Collateral Agent hereunder and be discharged from all other duties and obligations hereunder at any time upon giving 15 days' written notice to the Company, the Lenders and the Exchange Note Holders. During such 15 day period, the Lenders and Exchange Note Holders shall jointly designate a successor Collateral Agent."


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
          8. COMPANY REPRESENTATIONS. As of the date of this Amendment, the Company hereby represents and warrants to Original Lender, Upgrade and Sub the representations and warranties set forth in Section 6.1.

          9.     LENDER  REPRESENTATIONS.

          8.1 As of the date of this Amendment, each of Upgrade and Sub makes each of the representations and warranties set forth in Sections 6.2(b), (d), (e), (f), and (g).

          8.2 Each of Upgrade and Sub makes the following representations and warranties for the benefit of Original Lender and the Company:

               (a) Each of Upgrade and Sub is a corporation, duly organized under the laws of its jurisdiction of incorporation. Each of Upgrade and Sub has the power to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the New Parties, enforceable against the New Parties in accordance with its terms, except as such enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles.

               (b) Each of Upgrade and Sub is an "accredited investor" within the meaning of Regulation D under the Act.

               (c) Except as set forth in this Agreement, the other Transaction Documents, the Merger Agreement and the other agreements executed in connection with the Merger Agreement, no representations or warranties have been made to Upgrade and Sub by the Company or any agent, employee or affiliate of the Company. Each of Upgrade and Sub has relied solely on the representations, warranties, covenants and agreements of the Company in this Agreement, the other Transaction Documents, the Merger Agreement, the other agreements executed in connection with the Merger Agreement, and on the Lender's independent investigation in making its decision to acquire the Additional Line of Credit Note(s) and the Upgrade Warrants.

          10. CONDITIONS PRECEDENT. The New Parties' obligations hereunder shall be subject to satisfaction of each of the conditions described in Section
7.1 of the Agreement. In addition, The Original Parties shall have executed and delivered to Upgrade the First Amendment to Security Agreement, a copy of which is attached hereto as Exhibit D, and the Company shall have executed and delivered to Upgrade each of the instruments and agreements required to be provided to Upgrade and Sub pursuant to this Amendment and fulfilled such other obligations that the Company may have hereunder to the Original Lender.

          11. WAIVER OF PREEMPTIVE RIGHTS. With regard to any Warrants issued to Upgrade hereunder, or any stock purchased or received by the New

Parties pursuant to the terms of the Merger Agreement or the Conversion Agreement, each of the Original Lenders hereby waives any preemptive right they may have pursuant to the terms of Section 8.7 of the Agreement.

          12. CONVERSION AGREEMENT. Each of the Original Parties hereby acknowledges that Upgrade, Sub and the Company intend to execute, the Conversion Agreement contemporaneously with the execution and delivery of this Amendment. The Original Lenders, by executing this Amendment, grant any consent to such Conversion Agreement as may be required under the Agreement.

          13. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

          14. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

          EXCEPT AS HEREIN PROVIDED, the terms of the Agreement shall remain in full force and effect and Upgrade and Sub shall have all the rights, privileges, immunities, and obligations as are granted to Lender by the Agreement including but not limited to such rights as to Warrants and Notes as provided to the Original Lenders hereunder. In the event of any conflict between the terms of the Agreement and the Amendment, the terms of the Amendment shall prevail. The terms of Section 10 of the Agreement other than Section 10.2 shall govern this Amendment as though incorporated herein in full.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written (the "Amendment Effective Date")

                                            CAREY  F.  DALY,  II


                                                       /s/
                                            ------------------------------------
                                            Carey  F.  Daly,  II

                                            Address:
                                            1221  North  Dutton  Avenue
                                            Santa  Rosa,  CA  95401
                                            Telecopier  No.:  (707)  546-4041
                                            Telephone  No.:  (707)  546-3010

                                            COMPANY:
                                            THE  PATHWAYS  GROUP,  INC.


                                            By:         /s/
                                               ---------------------------------
                                            Carey  F.  Daly,  II,  President

                                            Address:
                                            1221  North  Dutton  Avenue
                                            Santa  Rosa,  CA  95401
                                            Telecopier  No.:  (707)  546-4041
                                            Telephone  No.:  (707)  546-3010

                                            LENDERS:

                                            JOLSON MERCHANT PARTNERS GROUP LLC


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson, Managing Member

                                            Address:
                                            One Embarcadero Center, Suite 2150
                                            San  Francisco,  CA  94111
                                            Telecopier  No.:  (415)  263-1336
                                            Telephone  No:  (415)  263-1333

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written (the "Amendment Effective Date")

                                            LENDERS,  CONTINUED:
                                            HARVEST OPPORTUNITY PARTNERS L.P.
                                            By:  JMP Asset Management Group, LLC
                                            General  Partner


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson, Managing Member

                                            Address:
                                            One Embarcadero Center, Suite 2150
                                            San  Francisco,  CA  94111
                                            Telecopier  No:  (415)  263-1336
                                            Telephone  No:  (415)  263-1333


                                            UPGRADE  INTERNATIONAL  CORPORATION


                                            By:         /s/
                                               ---------------------------------
                                               Daniel  Bland,  President

                                            UPGRADE  ACQUISITION,  INC.


                                            By:         /s/
                                               ---------------------------------
                                               Daniel  Bland,  President

                                            Address:
                                            1411  Fourth  Avenue, Suite 629
                                            Seattle,  WA  98101
                                            Attn:  President
                                            Telecopier  No.:  (206) 903-3117
                                            Telephone  No.:  (206) 903-3116

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written (the "Amendment Effective Date")

                                            EXCHANGE  NOTE  HOLDERS:

                                            JOLSON MERCHANT PARTNERS GROUP LLC


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson, Managing Member

                                            Address:
                                            One Embarcadero Center, Suite 2150
                                            San  Francisco,  CA  94111
                                            Telecopier  No.:  (415)  263-1336
                                            Telephone  No:  (415)  263-1333

                                            THE JOSEPH A. JOLSON 1991 TRUST


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson,  Trustee

                                            Address:
                                            3090  Pacific  Avenue
                                            San  Francisco, California  94115
                                            Telecopier  No.:  (415) 921-1574
                                            Telephone  No.:  (415) 921-8543

                                            C.  LAWRENCE  MEADOR


                                                       /s/
                                            ------------------------------------
                                            Address:
                                            3  Speen  Street
                                            Framingham,  Massachusetts  01701
                                            Telecopier  No.:  Not  available
                                            Telephone  No.:  (508)  875-6100

                                            JAMES  E.  THAYER,  JR.


                                                       /s/
                                            ------------------------------------
                                            Address:
                                            P.O.  Box  77
                                            Farmington,  New  Hampshire  03835
                                            Telecopier  No:  Not  available
                                            Telephone  No.:  (603)  755-2524

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written (the "Amendment Effective Date")

                                            COLLATERAL  AGENT:

                                            JOLSON MERCHANT PARTNERS GROUP LLC


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson, Managing Member

                                            Address:
                                            One Embarcadero Center, Suite 2150
                                            San  Francisco,  CA  94111
                                            Telecopier  No.:  (415) 263-1336
                                            Telephone  No:  (415) 263-1333

                                            EXCHANGE  HOLDER  AGENT:

                                            JOLSON MERCHANT PARTNERS GROUP LLC


                                            By:         /s/
                                               ---------------------------------
                                               Joseph A. Jolson, Managing Member

                                            Address:
                                            One Embarcadero Center, Suite 2150
                                            San  Francisco,  CA  94111
                                            Telecopier  No.:  (415) 263-1336
                                            Telephone  No:  (415) 263-1333